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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 8, 2005


                            METALLURG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



                Delaware                       333-60077                    23-2967577
                --------                       ---------                    ----------
    (State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification
             incorporation)                                                      No.)
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                       Building 400, 435 Devon Park Drive
                            Wayne, Pennsylvania 19087
                    (Address of Principal Executive Offices)

                                 (610) 293-0838
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 4.02(a).  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

          On June 8, 2005, the Board of Directors of Metallurg Holdings, Inc.
(the "Company") determined, upon the recommendation of the management of the Company that, upon the adoption of Statement of Financial Accounting Standards
No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB
Statement No. 13, and Technical Corrections"("SFAS No. 145") in 2003, a gain on the extinguishment of debt, which the Company had previously recorded as an extraordinary item, should have been reclassified as an ordinary income item and therefore, the Company's consolidated financial statements for the fiscal year ended December 31, 2002 should not be relied upon. The Board of Directors therefore determined to revise the classification of the extraordinary item as a component of loss before income tax provision, minority interest and discontinued operations in the Company's consolidated statement of operations for the fiscal year ended December 31, 2002 pursuant to SFAS No. 145 and will amend its Annual Report on Form 10-K for the fiscal year ended December 31, 2004
(the "Annual Report") to reflect such restatement and to include related disclosures. The restatement did not affect the Company's total revenue, operating loss, net loss, cash flows or shareholders' deficit for that period.
The Company discussed its conclusion with its independent registered public accounting firm, PricewaterhouseCoopers LLP. The Company's amended Annual Report on Form 10-K/A will be filed with the Securities and Exchange Commission shortly.

          A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. As of December 31, 2004, the Company did not maintain effective controls to ensure proper classification of the gain on extinguishment of debt in its consolidated statement of operations. Such gain had originally been classified in 2002 as an extraordinary item and should have been reclassified in 2003 to be a component of loss before income tax provision, minority interest and discontinued operations as required by generally accepted accounting principles. This control deficiency resulted in the restatement of the Company's consolidated financial statements for 2002. Accordingly, management determined that, despite the fact that there is no effect on total revenue, operating loss, net loss, cash flows or shareholders' deficit for that period, this control deficiency constitutes a material weakness.


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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     METALLURG HOLDINGS, INC.

                                     By:   /s/ Arthur R. Spector
                                         ---------------------------------------
                                          Name:  Arthur R. Spector
                                          Title: Principal Financial Officer and
                                                 Principal Accounting Officer



Dated: June 8, 2005


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